SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                   __________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report:  June 18, 2003


                             DATARAM CORPORATION
__________________________________________________________________________

            (Exact name of registrant as specified in charter)

        New Jersey                1-8266                     22-1831409
__________________________________________________________________________
 (State or other juris-      (Commission File No.)        (IRS Employer
diction of incorporation)                               Identification No.)


     Route 571, P.O. Box 7528, Princeton, NJ                08543-7528
__________________________________________________________________________
     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (609) 799-0071

__________________________________________________________________________
 (Former name or former address, if changed since last report)



Item 7.  Financial Statements and Exhibits.

     Included in this report is the following exhibit:

     Exhibit 99. Press Release dated June 18, 2003 announcing the fourth fiscal quarter and completed fiscal year results of operations.

Item 12. Results of Operations and Financial Condition

     On June 18, 2003 Dataram Corporation announced the results of operations for the fourth fiscal quarter and the completed fiscal year. A copy of this public announcement is attached as an exhibit. An associated dial-in conference call occurred on the date of the announcement's release which was itself publicly announced and broadly accessible to the public. Further information about the Company is available at www.dataram.com.

     The information provided in this report may include forward-looking statements relating to future events, such as the development of new products, the commencement of production, or the future financial performance of the Company. Actual results may differ from such projections and are subject to certain risks including, without limitation, risks arising from: changes in the price of memory chips, changes in the demand for memory systems, increased competition in the memory systems industry, delays in developing and commercializing new products and other factors described in the Company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission, which can be reviewed at http://www.sec.gov and at http://www.dataram.com.



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        DATARAM CORPORATION


                                   By:  MARK MADDOCKS
Date:  June 18, 2003                    _________________________________
                                        Mark Maddocks, Vice President,
                                        Finance and Chief Financial Officer